EXHIBIT 99.5





                          SECURITIES PURCHASE AGREEMENT

                                      among

                             LASERSIGHT INCORPORATED

                                       and

                                  PEQUOT FUNDS


                                  June 12, 1998

                                TABLE OF CONTENTS


                                    ARTICLE 1
                        PURCHASE AND SALE OF COMMON STOCK



1.1      Purchase of Common Stock
1.2      Form of Payment
1.3      Transfer of Common Stock
1.4      Registration of the Securities


                                    ARTICLE 2
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES


2.1      Investment Purpose
2.2      Accredited Investor Status
2.3      Reliance on Exemptions
2.4      Information
2.5      Governmental Review
2.6      Transfer or Resale
2.7      Authorization
2.8      Binding Effect


                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1      Organization and Qualification
3.2      Authorization; Enforcement
3.3      Capitalization
3.4      Issuance of Shares
3.5      No Conflicts
3.6      SEC Documents
3.7      Absence of Certain Changes
3.8      Absence of Litigation
3.9      Disclosure
3.10     S-3 Registration
3.11     No General Solicitation
3.12     No Integrated Offering
3.13     No Brokers
3.14     Intellectual Property
3.15     Employee Benefit Plans

                                TABLE OF CONTENTS
                                   (continued)



3.17     Equity Investments; Subsidiaries
3.18     Title to Assets and Properties; Insurance
3.19     Compliance with Laws; Permits
3.20     Taxes
3.21     Environmental Matters
3.22     Suppliers and Customers
3.23     Holding Company Act and Investment Company Act
3.24     Foreign Corrupt Practices
3.25     Accounts Receivable
3.26     Series B Preferred Stock
3.27     Foothill Capital Corporation



                                    ARTICLE 4
                                    COVENANTS

4.1      Best Efforts
4.2      Securities Laws
4.3      Reporting Status
4.4      Use of Proceeds
4.5      Future Financings
4.6      Rights of First Offer
4.7      Expenses
4.8      Corporate Governance
4.9      Listing
4.10     Prospectus Delivery Requirement
4.11     Transactions with Affiliates
4.12     Stockholders Rights Plan



                                    ARTICLE 5
                             TRANSFER OF SECURITIES

5.1      Restrictive Legend
5.2      Notice of Proposed Transfer
5.3      Termination of Restrictions
5.4      Compliance with Rule 144 and Rule 144A
5.5      Non-Applicability of Restrictions on Transfer

                                TABLE OF CONTENTS
                                   (continued)



                                    ARTICLE 6
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

6.1      Conditions to the Company's Obligation to Sell


                                    ARTICLE 7
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

7.1      Conditions to Purchaser's Obligation to Purchase


                                    ARTICLE 8
                          GOVERNING LAW; MISCELLANEOUS

8.1      Governing Law; Jurisdiction
8.2      Counterparts
8.3      Headings
8.4      Severability
8.5      Entire Agreement; Amendments
8.6      Notice
8.7      Successors and Assigns
8.8      Third Party Beneficiaries
8.9      Survival
8.10     Indemnification
8.11     Stamp Tax and Delivery Costs
8.12     Public Filings; Publicity
8.13     Further Assurances
8.14     Remedies
8.15     Termination

                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of June 12, 1998, by and among LaserSight Incorporated, a Delaware corporation (the "Company"), with its headquarters located at 12249 Science Drive, Suite 160, Orlando, Florida 32826 and the purchasers (collectively, the "Purchasers" and each individually, a "Purchaser") named on the execution pages hereof, with regard to the following:

                                    RECITALS

         A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933 (the "Securities Act") and Regulation D ("Regulation D") of the Securities and Exchange Commission (the "SEC") promulgated under the Securities Act.

         B. The Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Preferred Stock") issued pursuant to the Certificate of Designation, Preferences and Rights of Series D Convertible Participating Preferred Stock (the "Certificate of Designation") attached hereto as Exhibit A, which shall be convertible into shares of the Company's common stock, $.001 par value per share ("Common Stock"). The shares of Common Stock issuable upon the conversion of the Preferred Stock are referred to herein as the "Conversion Shares". The Preferred Stock and the Conversion Shares are collectively referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement of even date herewith in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws and a Standstill Agreement in the form attached hereto as Exhibit C (the "Standstill Agreement"), pursuant to which the Purchasers agree to restrict the Purchaser's acquisition of the Company's voting securities. The Registration Rights Agreement, the Certificate of Designation and the Standstill Agreement are collectively referred to herein as the "Ancillary Documents").

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated into and deemed a part of this Agreement), their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:






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                                    ARTICLE 1
                        PURCHASE AND SALE OF COMMON STOCK

         1.1 Purchase of Common Stock. Subject to the terms and conditions of this Agreement, on June 12, 1998 or, if later, the date on which all conditions set forth in Articles 6 and 7 hereof have been either satisfied or waived, or such other date as may be determined by mutual agreement of the Purchasers and the Company, but in no event later than June 15, 1998 (the "Closing Date"), the Company agrees to issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company (the "Closing"), the number of shares of Preferred Stock indicated below at a price of $4.00 per share resulting in an aggregate purchase price of $8,000,000 (the "Purchase Price"):

                                                       No. of Shares of
               Purchaser                                Preferred Stock         Purchase Price
               ---------                                ---------------         --------------
     Pequot Private Equity Fund, L.P.                       1,553,331             $6,213,324

     Pequot Scout Fund, L.P.                                  250,000              1,000,000

     Pequot Offshore Private Equity Fund, Inc.                196,669                786,676
                                                            ---------             ----------
                         Total                              2,000,000             $8,000,000
                                                            =========             ==========


         Each Purchaser's obligation to purchase Common Stock hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the number of shares of Preferred Stock set forth opposite its name immediately above. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and, except as provided in Section 6.1(c) hereof, shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser. The Closing shall take place on the Closing Date at 10:00 A.M., Eastern Time, at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza 26th Floor, New York, New York 10004, or at such other time and place as shall be agreed upon by the parties.

         At the Closing, the Company shall deliver to each Purchaser a certificate or certificates representing the shares of Preferred Stock purchased by such Purchaser, registered in the name of such Purchaser or its nominee. Delivery of such certificates to a Purchaser shall be made against receipt at the Closing by the Company from such Purchaser of the purchase price therefor, which shall be paid by wire transfer to an account designated at least one business day prior to the Closing by the Company.

         1.2 Form of Payment.  Upon satisfaction of the conditions  contained in
Section 7.1, each Purchaser shall pay its respective portion of the Purchase Price by wire transfer to the account designated by the Company.

         1.3 Transfer of Common Stock. The Securities shall, when issued, be unregistered and therefore subject to the restrictions on sale, distribution and transfer imposed under the Securities Act and under applicable securities laws or blue sky laws of any state or foreign jurisdiction.

         1.4 Registration of the Securities. Pursuant to the terms of the Registration Rights Agreement, the Company shall, at its own expense, prepare, and within 45 days after the Closing Date, file with the SEC a registration statement on such form as is then available in order to effect the registration of the Conversion Shares (the "Registration Statement"). The Company shall use all reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof and to remain effective for the Registration Period (as defined in the Registration Rights Agreement).


                                    ARTICLE 2
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article 2. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

         2.1 Investment Purpose. Such Purchaser is purchasing the Preferred Stock for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Such Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Preferred Stock or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable securities laws or blue sky laws of any state or foreign jurisdiction an exemption from such registration is available, and that the Company has no intention or obligation to register any of the Securities other than as contemplated by Section 1.4 hereof and the Registration Rights Agreement.

         2.2 Accredited Investor Status. Such Purchaser represents and warrants that it is an Accredited Investor (as that term is defined in Rule 501 promulgated by the SEC under the Securities Act), that it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment contemplated to be made hereunder, and that it (i) was not formed or organized for the specific purpose of investing in the Company; (ii) understands that such investment bears a high degree of risk and could result in a total loss of its investment; and (iii) has sufficient financial strength to hold the same as an investment and to bear the economic risks of such investment (including possible loss of such investment) for an indefinite period of time.

         2.3 Reliance on Exemptions. Such Purchaser acknowledges that the Securities being sold to it hereunder are being sold pursuant to a private offering exemption under the Securities Act and are not being registered under the Securities Act or under the securities laws or blue sky laws of any state or foreign jurisdiction and understands that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

         2.4 Information. Such Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which it has specifically requested, including without limitation the Company's Annual Report on Form 10-K and 10-K/A for the year ended December 31, 1997, its Quarterly Report on Form 10-Q for the period ended March 31, 1998, its Current Reports on Form 8-K filed with the SEC on March 13, 1998, March 16, 1998 and March 18, 1998, the description of the Common Stock contained in the Company's Form 8-A/A (Amendment No. 3) filed with the SEC on September 29, 1997 and Proxy Statement dated May 28, 1998 (such documents, including any financial statements and related notes included in such documents, collectively the "Furnished SEC Documents"). Such Purchaser and its advisors have been given the opportunity to obtain information and to examine all documents referred to herein and to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the Company and the terms and conditions of this investment, and to obtain any additional information, to the extent the Company possesses such information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All such questions have been answered to such Purchasers' full satisfaction, and all information and agreements, documents, records and books pertaining to this investment which such Purchaser has requested have been made available to the Purchasers or their advisors. Such Purchaser understands that its investment in the Securities involves a high degree of risk, including without limitation the risks and uncertainties disclosed under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risks Factors and Uncertainties" in the Furnished SEC Documents. In making its investment decision, such Purchaser has not relied on any oral or written representation, other than those contained in the Furnished SEC Documents or this Agreement (including the schedules hereto) and the Ancillary Documents, with respect to the Securities, the Company, its business or prospects, or other matters. In making its decision to invest in the Company, such Purchaser has relied solely upon independent investigations made by the Purchasers and their advisors.

         2.5 Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         2.6 Transfer or Resale. Such Purchaser understands that (i) the Securities have not been and are not being registered under the Securities Act or under the securities laws or blue sky laws of any state or foreign jurisdiction, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available, and neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or under the securities laws or blue sky laws of any state or foreign jurisdiction or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement), and
(ii) any sale of the Securities made in reliance on Rule 144 under the Securities Act, or a successor rule ("Rule 144"), may be made only in accordance with the terms of Rule 144 and Article 5 hereof and further, if Rule 144 is not applicable, any resale of the Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

         2.7 Authorization. Such Purchaser represents and warrants that as of the Closing Date the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by it. The fulfillment of and compliance with the terms of this Agreement will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or (iii) result in a violation of, breach of or default under (A) its partnership agreement or certificate of limited partnership, or other charter or constituent document,
(B) any law, statute, rule or regulation to which it is subject, or (C) any agreement, instrument, order, judgment or decree to which it is subject or is a party or by which it is bound.

         2.8 Binding Effect. Such Purchaser represents and warrants that this Agreement constitutes its valid and binding obligation, enforceable in accordance with its terms, except (i) as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally or by equitable principles in any action (legal or equitable), (ii) that the availability of equitable relief is subject to the discretion of the court before which any proceeding thereof may be brought, and (iii) that the enforceability of the indemnification provisions may be limited by applicable securities laws or public policy.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Purchaser, except as disclosed (including, in the case of financial statements, provided for) in the disclosure schedules delivered herewith, as set forth in this Article 3. The Company does not make any other representations or warranties, express or implied, to Purchasers in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to a Purchaser in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

         3.1 Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted or are presently expected to be conducted during the Company's current fiscal year. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on the business, operations, assets, properties, prospects, liabilities, condition (financial or otherwise) or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, or on the transactions contemplated hereby.

         3.2  Authorization; Enforcement.

                  (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and to issue, sell and perform its obligations with respect to the Preferred Stock, and when converted, the Conversion Shares in accordance with the terms hereof and thereof;

                  (b) the execution, delivery and performance of this Agreement and the Ancillary Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Stock and reservation for issuance of the Conversion Shares) have been duly authorized by all necessary corporate action and, except for the filing of the Certificate of Designation and except as set forth on
Schedule 3.2 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby (whether under rules of The NASDAQ Stock Market, the National Association of Securities Dealers, Inc. or otherwise);

                  (c)  this  Agreement,   the  Ancillary   Documents,   and  the
certificates for the Preferred Stock have been, and, when issued the Conversion Shares, will be duly executed and delivered by the Company; and

                  (d) this Agreement, the Ancillary Documents and the Preferred Stock constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement thereof, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, (ii) that the availability of equitable relief is subject to the discretion of the court before which any proceeding thereof may be brought, and
(iii) that the enforceability of indemnification provisions may be limited by applicable securities law or public policy.

         3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Stock) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares reserved for issuance upon conversion of the Preferred Stock is set forth on Schedule 3.3. All of such shares of capital stock have been, or upon issuance in accordance with the terms of the relevant security will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Securities) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed or suffered by the Company. Except as disclosed in Schedule 3.3, as of the date of this Agreement, there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. The Company shall provide each Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date. Except as set forth in Schedule 3.3, since December 31, 1997, the Company has not declared or paid any dividend or made any other distribution of cash, stock or other property with respect to the Common Stock. Except as set forth in Schedule 3.3 or as contemplated by this Agreement or the Ancillary Documents or except for the right to vote its shares of Common Stock for the election of directors, no person has the right to nominate or elect one or more directors of the Company. The Preferred Stock issued to Purchasers at the Closing under this Agreement represents, in the aggregate, 9.17% of Total Current and Potential Shares (as defined on Schedule 3.3).

         3.4 Issuance of Shares. The Preferred Stock and Conversion Shares are duly authorized and reserved for issuance, and upon conversion of the Preferred Stock in accordance with the terms of the Certificate of Designation will be, validly issued, fully paid and non-assessable with no personal liability attaching to the owners thereof, and free from all taxes, liens, claims and encumbrances imposed or suffered by the Company and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         3.5 No Conflicts. The execution, delivery and performance of this Agreement and the Ancillary Documents by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) will not (i) result in a violation of the Certificate of Incorporation or By-laws, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in any loss of benefit under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract (as defined herein) to which the Company or any of its subsidiaries is a party, or
(iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected, or (iv) result in the creation or imposition of an Encumbrance (as defined herein) upon the Company's properties or assets (except with respect to items (ii), (iii) and
(iv) of this  Section  3.5  such  possible  conflicts,  defaults,  terminations, amendments, accelerations, cancellations, violations and Encumbrances as would not individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, or except (i) such as may be required under the Securities Act in connection with the performance of the Company's obligations pursuant to the Registration Rights Agreement, (ii) filing of the Certificate of Designation with the Secretary of State of Delaware, (iii) filing of a Form D with the SEC, and (iv) compliance with the state securities laws or blue sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof. The Common Stock is listed on The NASDAQ Stock Market, the Company is not in violation of the listing requirements of The NASDAQ Stock Market and the Company is not aware of any fact (including any proceedings pending or, to the best of the Company's knowledge, contemplated) that could result in the Common Stock being delisted from The NASDAQ Stock Market. The Company is not aware of any fact that could result in a refusal by The NASDAQ Stock Market to approve the Conversion Shares for listing.

         3.6 SEC Documents. Except as disclosed in Schedule 3.6, since December 31, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange

Act") (all of the foregoing filed after December 31, 1995 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the Furnished SEC Documents, except for exhibits, schedules and incorporated documents. Each of the SEC Documents as originally filed or as amended complied in all material respects with the requirements of its respective report or form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as of the date hereof, there is no fact or facts not disclosed in the SEC Documents which relate specifically to the Company which individually or in the aggregate, may have a Material Adverse Effect. The consolidated financial statements of the Company (including any related schedules or notes thereto) included in the SEC Documents were prepared in accordance with generally accepted accounting principles, consistently applied, and the applicable rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, year-end audit adjustments). To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Material Contract"). Except as set forth in Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. To the best knowledge of the Company, no event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect. Except as set forth in Schedule 3.6, there are no liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when asserted), except (i) liabilities and obligations in the respective amounts reserved against in the Company's balance sheet or the footnotes thereto as of December 31, 1997 included in the Furnished SEC Documents, (ii) liabilities and obligations incurred after December 31, 1997 in the ordinary course of business consistent (in amount and kind) with past practice (none of which is a liability resulting from breach of contract breach of warranty, tort, infringement, claim or lawsuit) and that do not exceed $25,000 in the aggregate, (iii) liabilities and obligations disclosed in the Furnished SEC Documents, and (iv) liabilities and obligations which would not individually or in the aggregate, have a Material Adverse Effect. Since December 31, 1997, the Company has operated its business only in the ordinary course and there has not been individually or in the aggregate, any change that would have a Material Adverse Effect (a "Material Adverse Change") other than changes disclosed in the SEC Documents or otherwise set forth in Schedule 3.6. The financial projections furnished by the Company to the Purchasers, dated as of May 4, 1998 were prepared by the Company in good faith based on (i) the best available information to management, and (ii) the assumptions reflected in such projections. From the date of such projections through the Closing Date, there has not occurred any events or circumstances which would cause such projections to materially change as of the Closing Date. Purchasers acknowledge that such projections (i) were not updated from the date on which such projections were prepared and such projections do not reflect the effects of the transactions contemplated by this Agreement or the effects of the Company's private placement of its Series C Convertible Participating Preferred Stock which was closed on June 5, 1998, and (ii) contain forward looking statements and assumptions regarding future events and future performance of the Company which involve risk and uncertainties that could materially effect actual results of the Company's operations.

         3.7 Absence of Certain Changes. Except as disclosed in Schedule 3.7, since December 31, 1997, the business of the Company and its subsidiaries has been conducted in the ordinary course, consistent with past practice and there has not been (a) any Material Adverse Change, nor has any event or change occurred which could reasonably result in a Material Adverse Change, in the condition (financial or otherwise), results of operations, business, assets, liabilities or prospects of the Company or its subsidiaries or any event or condition which could reasonably be expected to have such a Material Adverse Change, (b) any waiver or cancellation of any valuable right of the Company or its subsidiaries, or the cancellation of any material debt or claim held by the Company or its subsidiaries, (c) any payment, discharge or satisfaction of any claim, liability or obligation of the Company or its subsidiaries other than in the ordinary course of business except where such payment, discharge or satisfaction would not, individually or in the aggregate, have a Material Adverse Effect, (d) the placement of any Encumbrance upon the assets of the Company or its subsidiaries other than any Permitted Encumbrance (as defined herein), (e) any declaration or payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any securities of the Company, (f) any issuance of any stock, bonds or other securities of the Company or its subsidiaries which is not disclosed in Schedule
3.3 or the Furnished SEC Documents, (g) any sale, assignment or transfer of any tangible or intangible assets of the Company or its subsidiaries except in the ordinary course of business, (h) any loan by the Company or its subsidiaries to any officer, director, employee, consultant or shareholder of the Company or its subsidiaries (other than advances to such persons in the ordinary course of business in connection with travel and travel related expenses), (i) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property, condition (financial or otherwise), results of operations or prospects of the Company or its subsidiaries, (j) any increase, direct or indirect, in the compensation paid or payable to any officer or director of the Company or its subsidiaries, other than in the ordinary course of business, to any other employee, consultant or agent of the Company or its subsidiaries, (k) any change in the accounting methods, practices or policies of the Company or its subsidiaries, (l) any indebtedness incurred for borrowed money by the Company or its subsidiaries other than in the ordinary course of business, (m) any amendment to or termination of any material agreement to which the Company or its subsidiaries is a party other than the expiration of any such agreement in accordance with its terms or as disclosed in the Furnished SEC Documents, (n) to the Company's knowledge, any change in the laws or regulations governing the Company or its subsidiaries, (o) any Material Adverse Change in the manner of business or operations of the Company or its subsidiaries (including, without limitation, material accelerations or material deferrals of the payment of accounts payable or other current liabilities or material deferrals of the collection of accounts or notes receivable), (p) any capital expenditures or commitments therefor by the Company or its subsidiaries other than in the ordinary course of business, (q) any amendment of the articles of incorporation, bylaws or other organizational documents of the Company or its subsidiaries which is not disclosed in the Furnished SEC Documents, (r) any material transaction entered into by the Company or its subsidiaries other than in the ordinary course of business or any other material transactions entered into by the Company or its subsidiaries whether or not in the ordinary course of business which is not disclosed in the Furnished SEC Documents, or (s) any agreement or commitment (contingent or otherwise) by the Company or its subsidiaries to do any of the foregoing. For purposes of this Agreement, "Permitted Encumbrance" shall mean (i) Encumbrances for unpaid taxes that either
(A) are not yet due and payable, or (B) for which a reserve with respect to such obligation is established on the books of the Company, (ii) the interests of lessors under operating leases and purchase money liens of lessors under capital leases, (iii) Encumbrances arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or other similar encumbrances in the ordinary course of business of the Company, (iv)
Encumbrances arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (v) with respect to any real property, easements, rights of way, zoning and similar covenants and restrictions, and similar Encumbrances and that do not individually or in the aggregate materially impair the property of the Company, (vi) Encumbrances resulting from any judgment or award that would not result in a Material Adverse Change, and (vii) other Encumbrances which arise in the ordinary course of business and which individually and in the aggregate do not materially impair the Company's use of such property or its ability to obtain financing by using such asset as collateral.

         3.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or as disclosed in the Furnished SEC Documents, there is no civil, criminal or administrative action, suit, proceeding, inquiry, claim, notices, hearing or investigation at law or in equity (a "Litigation") before or by any court, arbitrator or similar panel, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective assets (including Intangibles (as defined herein)) or directors or officers in their capacities as such. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.8, neither the Company nor its subsidiaries is subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality which could have a Material Adverse Effect.

         3.9 Disclosure. Neither this Agreement, the SEC Documents nor any certificate, instrument or written statement furnished or made to the Purchasers by or on behalf of the Company in connection with this Agreement or the Ancillary Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact which is not disclosed in the Furnished SEC Documents or fact which the Company has not disclosed to the Purchasers or their counsel and of which the Company is aware which materially and adversely affects, or which could materially and adversely affect, the Company or its subsidiaries or the business, financial condition, operations, property, affairs or prospects of the Company or its subsidiaries or the ability of the Company or its subsidiaries to perform its obligations under the Agreement or any of the Ancillary Documents.

         3.10 S-3 Registration. The Company is currently eligible to register the resale of the Conversion Shares by the Purchasers pursuant to a registration statement on Form S-3 under the Securities Act.

         3.11 No General Solicitation. Neither the Company nor any person acting for the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         3.12 No Integrated Offering. Neither the Company, nor any of its Affiliates (as defined herein), nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser. For purposes hereof, "Affiliate" shall mean any entity controlling, controlled by or under common control with a designated person or entity; for the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act. With respect to any entity which is a limited partnership, Affiliate shall also mean any general or limited partner of such limited partnership, or any person or entity which is a general partner in a general or limited partnership which is a general partner of such limited partnership.

         3.13 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchasers relating to this Agreement or the transactions contemplated hereby.

         3.14 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K and Form 10-K/A for its most recently ended fiscal year. To the Company's knowledge, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

         3.15 Employee Benefit Plans.

                  (a) Identification. Schedule 3.15(a) contains a complete and accurate list of all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by the Company or to which the Company contributes on behalf of its employees (the "Employee Benefit Plans") and each employment, severance or change in control agreement to which the Company is a party. The Company has provided or made available to the Purchasers copies of all plan documents, determination letters, pending determination letter applications, VCR Submission (as defined below), trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. In addition, the Company has provided or made available to the Purchasers a written description of all existing practices engaged in by the Company that constitute Employee Benefit Plans. Except as set forth on Schedule 3.15(a) and subject to the requirements of the Internal Revenue Code of 1986, as amended (the "Code") and ERISA, each of the Employee Benefit Plans can be terminated or amended (without material cost to the Company) at will by the Company. Except as set forth on Schedule 3.15(a), no unwritten amendment exists with respect to any Employee Benefit Plan. The Company has no plan or commitment, whether legally binding or not, to establish any new Employee Benefit Plan, to enter into any employment severance or change in control agreement or to modify or to terminate any Employee Benefit Plan or agreement.

                  (b)  Administration.  Each  Employee  Benefit  Plan  has  been administered and maintained in compliance with all applicable laws, rules and regulations, except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. To the best of the knowledge of the Company, the Company has (i) made all necessary filings with respect to such Employee Benefit Plans, including the timely filing of Form 5500 if applicable, and (ii) made all necessary filings, reports and disclosures pursuant to and have complied with all requirements of the Internal Revenue Service ("IRS") Voluntary Compliance Resolution Program ("VCR Submission"), if applicable, with respect to all profit sharing retirement plans and pension plans in which employees of the Company participate.

                  (c) Examinations. Except as set forth on Schedule 3.15(c), the Company has not received any notice that any Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.

                  (d) Prohibited Transactions. To the best of the knowledge of the Company, no prohibited transactions (within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA) have occurred with respect to any Employee Benefit Plans.

                  (e) Claims and Litigation. No pending or, to the actual knowledge of the Company, threatened claims, suits, or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries.

                  (f) Qualification. As set forth in more detail on Schedule 3.15(f), the Company has applied a favorable determination letter or ruling from the IRS for each of the Employee Benefit Plans intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code. Except as set forth on Schedule 3.15(f), no proceedings exist or, to the actual knowledge of the Company has been threatened that could result in the revocation of any such favorable determination letter or ruling.

                  (g) Funding Status. Neither the Company nor any member of a "Controlled Group" (within the meaning of Section 412(n)(6)(B) of the Code) with the Company sponsors any plans which (i) are subject to the minimum funding requirements of Code Section 412 or ERISA Section 302, or (ii) are subject to Title IV of ERISA assumptions.

                  (h) Excise Taxes. To the best of the knowledge of the Company, neither the Company nor any member of a Controlled Group has any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.

                  (i) Multi-employer Plans. Neither the Company nor any member of a Controlled Group is or ever has been obligated to contribute to a multi-employer plan within the meaning of Section 3(37) of ERISA and neither the Company nor the Controlled Group has ever contributed to any plan subject to Title IV of ERISA.

                  (j)  Pension   Benefit  Guaranty  Corporation.   None  of  the
Employee Benefit Plans are subject to the requirements of Title IV of ERISA.

                  (k) Retirees. The Company has no obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired except as may be required pursuant to the continuation of coverage provisions of
Section 4980B of the Code and Sections 601 through 608 of ERISA.

                  (l) Change in Control. The execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under an Employee Benefit Plan or employment, severance or change in control agreement that will or may result in any, payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee of the Company. No payment or benefit which will or may be made by the Company, any of its subsidiaries, Purchasers or any of their respective affiliates by reason of such execution or performance may be characterized as an "excess parachute payment," within the meaning of Section 28OG(b)(1) of the Code or which will not be deductible for federal tax purposes by virtue of Section 162(m) of the Code.

                  (m) Insurance. With respect to each Employee Benefit Plan which is an employee welfare benefit plan (within the meaning of Section 3(l) of ERISA), all claims incurred by the Company are (i) insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claims, or (ii) covered under a contract with a health maintenance organization which bears the liability for claims.

                  (n) Labor Disputes. No work stoppage or labor strike against the Company is pending or threatened. The Company is not now, nor has been in the past (i) involved in or threatened with any labor dispute, grievance, or litigation relating to labor matters, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of unfair labor practices or discrimination complaints which could have a Material Adverse Effect; (ii) engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act, or (iii) a party to, or bound by, any collective bargaining agreement or union contract and no such agreement or contract is currently being negotiated by the Company or any of its affiliates. No employees of the Company are currently represented by any labor union for purposes of collective bargaining and no activities the purpose of which is to achieve such representation are threatened or ongoing. The Company (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, except for such possible non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and
(iv)  is not  liable  for any  payment  to any  trust  or  other  fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits.

         3.16 Agreements.

                  (a) Except as set forth on Schedule 3.16, the Company or its subsidiaries are not a party to, and are not bound or subject to, any indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral (a "Contract"), other than any Contract which (i) pursuant to its terms, has expired, been terminated or fully performed by the parties, and in each case, under which the Company and its subsidiaries have no liability, contingent or otherwise, or (ii) involves monthly payments to or from the Company and/or its subsidiaries (as opposed to an indemnity agreement or similar contract under which a party is not required to make fixed monthly payments) which monthly payments do not aggregate on an annual basis to $150,000 or more, and in each case, is not material to the business, condition (financial or otherwise) or, operations of the Company or its subsidiaries.

                  (b) Each of such Contracts is, as of the date hereof, and will continue after the Closing to be, legal, valid, binding and in full force and effect and enforceable in accordance with its terms. There is no breach, violation or default by the Company (or, to the best knowledge of the Company, any other party) under any such Contract except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect, and no event (including, without limitation, the consummation of the transactions contemplated by this Agreement) which, with notice or lapse of time or both, would (A) constitute a breach, violation or default by the Company (or, to the best knowledge of the Company, any other party) under any such Contract except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect, or (B) to the best knowledge of the Company give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against the Company under any such Contract. Except as set forth on Schedule 3.16, the Company is not or, to the knowledge of the Company, no other party to any of such Contracts (i) is in arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Contracts or (ii) has granted or has been granted any waiver or indulgence under any of such Contracts or has repudiated any provision thereof.

         3.17 Equity Investments; Subsidiaries. Set forth on Schedule 3.17 is a list of all of the Company's subsidiaries. Except as set forth on Schedule 3.17, the Company does not own, whether directly or indirectly, any capital stock or other proprietary interest directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity which is currently involved in the Company's ordinary course of business.

         3.18 Title to Assets and Properties; Insurance.

                  (a) The Company has good and marketable title, or a valid leasehold interest in or contractual right to use, all of its assets and properties, free and clear of any mortgages, judgments, claims liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances") except in each case for Permitted Encumbrances and such defects in title and such other liens and Encumbrances which do not individually or in the aggregate materially detract from the value to the Company of the properties and assets of the Company and its subsidiaries taken as a whole.

                  (b) The Company and its subsidiaries maintain insurance (including D&O insurance) in such amounts (to the extent available in the public market), including self-insurance, retainage and deductible arrangements, and of such a character as is reasonable for companies engaged in the same or similar business. Schedule 3.18(b) sets forth a list of all insurance coverage carried by the business and/or the Company, the carrier and terms and amount of coverage.

         3.19 Compliance with Laws; Permits. Except as provided in Schedule 3.19, the Company and its subsidiaries are in compliance, and have been conducted in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it except where the failure to comply would not individually or in the aggregate have a Material Adverse Effect. The Company has all federal, state, local and foreign governmental licenses, permits, qualifications and authorizations ("Permits") necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect and no violations have been recorded in respect of any such Permit; no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any such Permit and no such Permit will be suspended, cancelled or adversely modified as a result of the execution and delivery of this Agreement or the Ancillary Documents and the consummation of the transactions contemplated hereby or thereby, except where failure to have such Permit would not individually or in the aggregate have a Material Adverse Effect.

         3.20 Taxes.

                  (a) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges (including interest, penalties or additions associated therewith) (including, without limitation, federal, state, city, county, local, foreign, or other income, franchise, ad valorem, value added, excise, real or personal property, asset, franchise taxes withheld, capital, withholding, real or tangible property, employment, unemployment compensation, transfer, sales, use, excise and all other taxes of any kind whatsoever imposed by the United States or any state, city, country, country or foreign government or subdivision or agency thereof, whether disputed or not, and (ii) "Transaction" means one or more transactions, acts, events, or omissions of whatever nature.

                  (b) The Company has filed on a timely basis all returns and reports, including all estimated returns and reports of every kind and have timely given all notices, in respect of Taxes required to be filed or given under applicable law within the application statute of limitations period by any of them, or except where proper action has been taken by the Company to extend the relevant filing deadline. Such returns, reports and notices are complete and accurate in all material respects. All Taxes shown on such returns or reports have been, and all Taxes subsequently assessed with respect to the periods and or Transactions to which such returns or reports relate have been or will be, timely, and fully paid, except for amounts which the Company is contesting in good faith. The provisions in the financial statements (and the notes and schedules related thereto) contained in the Furnished SEC Documents for Taxes currently payable and for deferred Taxes are adequate in all material respects to provide for such Taxes for which the Company and its Subsidiaries taken as a whole may be liable in respect of periods or Transactions through the dates thereof.

                  (c) No fact or condition relating to any past or present Transaction, except as set forth in the Company Disclosure Schedule, which, if known to any tax authority having jurisdiction, would likely result in a successful challenge by such authority of the treatment or omission of such factor or condition on any tax return, report or notice of the Company or its Subsidiaries, and no issue has arisen in any examination of the Company by the IRS that, in either case, if raised with respect to any other period no so examined would result in a proposed material deficiency for any other period not so examined, if upheld. The Company and its Subsidiaries have made all payments or estimated Taxes required to be made under Section 6655 of the Code and any comparable provisions of state, local or foreign law. Except as set forth on
Schedule 3.20, there is no pending nor, to the Company's knowledge, threatened or contemplated action, audit, proceeding or investigation for the assessment or collection of Taxes from the Company. There are no requests for rulings, outstanding subpoenas or requests for information with respect to Taxes of the Company, proposed reassessments of any property owned or leased by the Company, or similar matters pending with respect to any taxing authority.

         3.21 Environmental Matters. Except as listed in Schedule 3.21:

                  (a) There are, with respect to the Company and its subsidiaries, or any predecessor of the foregoing, no present violations of Environmental Law (as defined herein), any actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any liability of the Company pursuant to any Environmental Law and neither the Company nor its subsidiaries has received any notice with respect to any of the foregoing nor is any Litigation pending or threatened in connection with any of the foregoing.

                  (b) To the knowledge of the Company and except in the normal course of the Company's or its subsidiaries' business, (i) no Hazardous Materials are present on or about any real property currently owned, leased or used by the Company or its subsidiaries, and (ii) no Hazardous Materials were present on or about any real property previously owned, leased or used by the Company or its subsidiaries during the period the property was owned, leased or used by the Company or its subsidiaries.

                  (c) To the knowledge of the Company, no Hazardous Materials have been released on or about, or where they may pose a threat of migration to, any real property currently owned, leased or used by the Company or its subsidiaries and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or its subsidiaries during the period the property was owned, leased or used by the Company or its subsidiaries, except as may be required in the normal course of business and in material compliance with applicable Environmental Law.

                  (d) To the knowledge of the Company, no asbestos-containing materials or PCBs are present on or about any property currently owned, leased or used by the Company or its subsidiaries.

                  (e) To the knowledge of the Company, there are not now, nor have there ever been, any underground storage tanks or similar facilities of any kind on or under any real property currently or previously owned, leased or used by the Company or its subsidiaries.

                  (f) For purposes of this Section 3.21, capitalized terms used herein shall have The following meanings:

                  "Environmental Laws" shall mean, at any date, all provisions of federal, state, local or foreign law (including applicable principles of common and civil law), statutes, ordinances, rules, regulations, published standards and directives that have the force and effect of laws, statutes, regulations, permits, licenses, judgments, writs, injunctions, decrees and orders enacted, promulgated or issued by an), Public Authority, and all indemnity agreements and other contractual obligations, as in effect at such date, relating to (i) the protection of the environment, including the air, surface and subsurface soils, surface waters, groundwaters and natural resources, and (ii) occupational health and safety and exposure of persons to Hazardous Materials. Environmental Laws shall include the Comprehensive Environmental Response, Compensation and Liability Act 42 U.S.C. ss.ss.9601 et seq., and any other laws imposing or creating liability with respect to Hazardous Materials.

                  "Environmental Liability" shall mean any liabilities, obligations, costs, losses, payments or damages, including compensatory and punitive damages, incurred (i) to contain, remove, clean up, assess, abate or otherwise remedy any actual or alleged release or threatened release of
Hazardous Materials, any actual or alleged contamination (by Hazardous Materials) of air, surface or subsurface soil, groundwater or surface water, or any personal injury or damage to natural resources or property resulting from any such release or contamination, pursuant to the requirements of any Environmental Law or in response to any claim by any Public Authority or other third party under any Environmental Law; (ii) to modify facilities or processes or take any other remedial action in response to any claim by any Public Authority of non-compliance with any Environmental Law, (iii) as a result of the imposition of any civil or criminal fine or penalty by any Public Authority for the violation or alleged violation of any Environmental Law, or (iv) as a result of any action, suit, proceeding or claim by any third party under any Environmental Law. The term "Environmental Liability" shall include: (i) reasonable fees of counsel and consultants (but not any corporate allocation for management time or for the use of similar in-house services or facilities) and
(ii) the costs and expenses of any investigation undertaken to ascertain the existence or extent of any potential or actual Environmental Liability.

                  "Hazardous Material" shall mean any substance regulated by any Environmental Law or which may now or in the future form the basis for any Environmental Liability.

                  "Public Authority" shall mean any supranational, national, regional, state or local government court, governmental agency, authority, board, bureau, instrumentality or regulatory body.

         3.22 Suppliers and Customers. The Company does not have any knowledge of any termination, cancellation or threatened termination or cancellation or limitation of, or any material modification or change in, or expressed material dissatisfaction with the business relationship between the Company or its subsidiaries and any supplier or vendor of the Company or its subsidiaries, in each case, of materials or services in an amount in excess of [$50,000] per year.

         3.23 Holding Company Act and Investment Company Act. Neither the Company nor its subsidiaries is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

         3.24 Foreign Corrupt Practices. To the Company's best knowledge, the Company has no notice and neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended. To the Company's best knowledge, the Company has no notice and neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions or, on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.25 Accounts Receivable. The accounts receivable of the Company and its subsidiaries reflected in the SEC Documents, to the extent uncollected on the date hereof, are, and the accounts receivable of the Company and the subsidiaries relating to the operation of the Company to be reflected on the books of the Company on the Closing Date (the "Accounts Receivable") will be, in all material respects, valid, existing and collectible (taking into consideration the allowance for sales returns and doubtful accounts set forth in the financial statements) using reasonably diligent collection methods taking into account the size and nature of the receivable, and represents amounts due for goods sold and delivered or services performed. There are not, and on the date of Closing there will not be, any material refunds, discounts, set-offs, defenses, counterclaims or other adjustments payable or assessable with respect to the Accounts Receivable.

         3.26 Series B Preferred Stock. As of the date hereof, there are no outstanding shares of the Corporation's Series B Convertible Participating Preferred Stock ("Series B Preferred Stock") and no obligation to issue Series B Preferred Stock exists.

         3.27 Foothill Capital Corporation. As of the date hereof, the Company has paid all amounts owed to Foothill Capital Corporation.


                                    ARTICLE 4
                                    COVENANTS

         4.1 Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Articles 6 and 7 of this Agreement.

         4.2 Securities Laws. The Company shall file a Form D with respect to the Securities with the SEC as required under Regulation D and shall provide a copy thereof to each Purchaser within 15 days after the Closing Date. The Company shall file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within five business days following the Closing Date. The Company shall, on or prior to the Closing Date, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

         4.3 Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall use its best efforts to timely file all reports required to be filed by it with the SEC pursuant to the Exchange Act, and make and keep public information available as those terms are defined in Rule 144 and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         4.4 Use of Proceeds. The Company shall use the Purchase Price to facilitate the implementation of its strategic plan (e.g., the acquisition of related technology through asset and business acquisitions, mergers and joint ventures) and other general corporate purposes.

         4.5  Future Financings.

                  (a) During the period commencing on the Closing Date and continuing for a period of six months immediately thereafter (the "Future Financing Period"), the Company will not enter into any agreement ("Financing Agreement") with an investor which includes the issuance of equity securities, or any security convertible into or exercisable, directly or indirectly, for equity securities of the Company (collectively, the "Equity Securities") on terms materially more favorable than those given to the Purchasers. For purposes of this Section 4.5, terms will be deemed materially more favorable than the terms given to the Purchasers if without the prior written consent of each of the Purchasers (i) the Equity Securities related to the Financing Agreement are issued at less than the Dilutive Issue Price (as defined in the Certificate of Designation), or (ii) the Financing Agreement grants the investor non-monetary rights (e.g., registration rights, voting rights or other corporate governance rights) which are materially greater or more favorable than those granted to Purchasers, taking into consideration all relevant factors.

                  (b) If during the Future Financing Period the Company should enter into a Financing Agreement with an investor on terms which are materially more favorable to such investor than the terms which have been provided to the Purchasers, the Company will remedy such situation so that the terms of the investment contemplated by this Agreement will be amended to reflect such more favorable terms, including the Company's issuance of additional Common Stock, preferred stock or warrants (as may be agreed to by the parties and not inconsistent with (i) the Delaware General Corporation Law, (ii) the listing rules of The NASDAQ Stock Market, or (iii) the rules and regulations of the SEC) if necessary to accomplish the foregoing. Purchasers acknowledge that adjustments to the Conversion Ratio (as defined in the Certificate of
Designation) pursuant to Section 6(e)(ii) of the Certificate of Designation shall be considered when determining if the Company has satisfied its obligations under this Section 4.5.

                  (c) The obligations under this Section 4.5 shall expire and be of no further force or effect at the conclusion of the Future Financing Period. For purposes of this Section 4.5, the following will not be deemed a "Financing Agreement" (collectively, the "Excluded Securities"): (i) a public offering of the Company's securities, (ii) the grant of options or warrants, or the issuance of securities, under any employee or director stock option, stock purchase or restricted stock plan of the Company, (iii) the issuance of Common Stock pursuant to any contingent obligation of the Company existing as of the Closing and described on Schedule 3.3, (iv) the issuance of securities upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) declaration of a rights dividend to holders of Common Stock in connection with the adoption of a Stockholder Rights Plan by the Company, (vi) the issuance of securities in connection with a merger, acquisition, joint venture or similar arrangement which was approved by majority of the Company's Board of Directors that are not employees of the Company ("Outside Directors"), and (vii) the issuance of securities in connection with the establishment of a strategic relationship which is approved by a majority of the Outside Directors.

         4.6  Rights of First Offer.

                  (a) During the period commencing on the Closing Date and continuing until the first to occur of (such date will be referred to as the "RFR Period"): (i) the expiration of the three year period immediately after the Closing Date, or (ii) Purchasers cease to own in the aggregate at least 5% of the Common Stock outstanding, prior to seeking (for purposes of this calculation, all shares of Preferred Stock will be deemed to be converted to shares of Common Stock pursuant to the terms of the Certificate of Designation), financing from any third party consisting of an issuance by the Company of Equity Securities (the "Proposed Offering"), the Company shall provide written notice to the Purchasers (the "Proposed Offering Notice"), such notice to include a description in reasonable detail of the Proposed Offering including the type and amount of securities proposed to be issued and the consideration the Company desires to receive therefor. The Proposed Offering Notice shall constitute an offer to the Purchasers to purchase a portion (a "Maintenance Amount") of the securities being offered (the "Offered Securities") in connection with the Proposed Offering on a pari passu basis in order to maintain the Purchasers' percentage level of ownership of the Company's Common Stock outstanding as such ownership exists on the date of the Proposed Offering Notice.

                  (b) The Purchasers shall have 10 business days after receipt of the Proposed Offering Notice (unless the Purchasers earlier indicate that they have no interest in purchasing the Offered Securities), to decide whether or not to acquire the Maintenance Amount, after which (if the Purchasers have not agreed to purchase the above-mentioned Maintenance Amount on the terms set forth in the Proposed Offering Notice or such other terms as are mutually acceptable to the Company and the Purchasers) the Company shall be permitted to seek and obtain a third-party purchaser to acquire the entire amount of the Offered Securities, provided that the closing of such acquisition by such third party purchaser occurs within 90 days from the date of the Proposed Offering Notice and provided that the acquisition of the Offered Securities by such third-party purchaser is on terms no more favorable to such third-party purchaser than those terms set forth in the Proposed Offering Notice.

                  (c) For purposes of this Section 4.6, the issuance of Excluded Securities will not be deemed a "Proposed Offering".

         4.7  Expenses.

                  (a) Except as set forth in this Section 4.7, the Company and each Purchaser shall pay all the costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the transactions contemplated hereby.

                  (b) Within 15 business days from the receipt of a billing statement from Purchasers, the Company shall pay and shall reimburse Purchasers for all of Purchasers reasonable documented out-of-pocket costs and expenses incurred in connection with this transaction, including, without limitation, the fees and expenses of counsel retained by Purchasers in connection with the negotiation and preparation of this Agreement and agreements related hereto and the consummation of the transactions contemplated hereby and thereby; provided, however, in no event shall the liability of the Company under this Section 4.7 in the aggregate exceed $50,000.

         4.8  Corporate Governance.

                  (a) Board Representation. If the Purchasers are no longer able to appoint and elect a member of the Company's Board of Directors (the "Board") pursuant to the terms of the Certificate of Designation, but the Purchasers (and entities which are affiliated with the general partner of any Purchaser) in the aggregate own at least 7.5% of the Common Stock outstanding on any date the Board fixes the record date for a meeting of the Company's stockholders at which directors will be elected (for purposes of this calculation all shares of Preferred Stock shall be deemed to be converted to shares of Common Stock pursuant to the terms of the Certificate of Designation), then the Purchasers shall have the right to designate a nominee (who is reasonably acceptable to the Board) to stand for election as a director at the next meeting of the Company's stockholders at which directors will be elected. The Purchasers shall submit to the Board all information related to such reasonably acceptable nominee as would be required by Regulation 14A promulgated by the SEC under the Exchange Act to be included in a proxy statement related to a meeting of the Company's stockholders at which directors would be elected. If the Purchaser's nominee is elected but such nominee does not serve such nominee's complete term on the Board by reason of the resignation, death, removal or inability to serve, then Purchasers shall be entitled to designate a successor (who is reasonably acceptable to the Board) to fill such vacancy until the next meeting for the election of directors. If the Purchasers' nominee is not elected to the Board, the Purchasers will, in addition to those rights set forth in Section 4.8(b) below, be entitled to appoint an additional Non-Voting Observer (as defined in Section 4.8(b)). The Company's obligations, and the Purchasers' rights, under this Section 4.8(a) shall cease upon Purchasers (and entities which are affiliated with the general partner of any Purchaser) in the aggregate ceasing to own at least 7.5% of the Common Stock outstanding on any date the Board fixes the record date for a meeting of the Company's stockholders at which directors will be elected (for purposes of this calculation all shares of Preferred Stock shall be deemed to be converted to shares of Common Stock pursuant to the terms of the Certificate of Designation). For purposes of this paragraph 4.8(a), the phrase "Common Stock outstanding" shall mean the Common Stock shown as outstanding on the Company's Quarterly Report on Form 10-Q for the most recent quarter and shall not be determined on a dilutive basis.

                  (b) Non-Voting Observer; Other Matters.

                           (i)  If the  member  of the  Board  appointed  by the
Purchasers  pursuant to the  Certificate of  Designation  or in accordance  with
Section 4.8(a), assuming such nominee is elected to the Board (the "Pequot Nominee"), is not an employee of Dawson Samberg Capital Management, Inc., then for as long as the Purchasers own in the aggregate at least 7.5% of the Common Stock outstanding (for purposes of this calculation, all shares of Preferred Stock shall be deemed to be converted to shares of Common Stock pursuant to the terms of the Certificate of Designation) the Purchasers, collectively, shall also be entitled to designate a non-voting observer (the "Non-Voting Observer") to attend and participate in (but not to vote at) all meetings of the Board and any committee thereof. The Non-Voting Observer shall have the same rights and responsibilities with respect to the receipt of notices of meetings of the Board or a committee thereof and access and limitations to information concerning the business and operations of the Company as members of the Board, and shall be entitled to participate in discussions and consult with the Board without voting.

                           (ii) In  addition to  any  requirements  specified in
the Company's by-laws, the Company shall notify the Pequot Nominee and the Non-Voting Observer, if applicable, by telecopy, of (a) every meeting (or action by written consent) of the Board and (b) every meeting (or action by written consent) of the board of directors of the subsidiaries and of any committee of the Board or the board of directors of the subsidiaries, to the extent, in the case of this clause (b), that the Pequot Nominee is on the board of directors of the subsidiaries or is on such committee of the Board of the Company or the subsidiaries, at the same time other members of such boards of directors or committees are so notified.

                           (iii)  The  Company  shall,  upon  request  therefor,
promptly reimburse the Pequot Nominee and the Non-Voting Observer, if applicable, for all reasonable expenses incurred by them in connection with their attendance at meetings of the Board or of committees of the Board in accordance with the procedures and policies utilized by the Company to reimburse other members of the Board and committees of the Board. The foregoing shall be in addition to, and not in lieu of (or in duplication of), any indemnification or reimbursement obligations of the Company under the certificate of incorporation or by-laws of the Company. The Non-Voting Observer shall be entitled to indemnification from the Company to the maximum extent permitted by law as though he or she were a director of the Company.

         4.9 Listing. The Company shall use its best efforts to continue the listing and trading of its Common Stock on The NASDAQ Stock Market, the New York Stock Exchange or American Stock Exchange; and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of The NASDAQ Stock Market or such exchange, as applicable. As of the Closing the Conversion Shares shall be approved for quotation on The NASDAQ Stock Market.

         4.10 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act requires delivery of a prospectus relating to the Securities in connection with any sale or other disposition thereof pursuant to the Registration Statement, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale or other disposition.

         4.11 Transactions with Affiliates. The Company will not, and will not permit any subsidiaries to, engage in any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate (other than the Company), except in the ordinary course and pursuant to the reasonable requirements of the Company's or the subsidiaries' business and upon fair and reasonable terms no less favorable to the Company or such subsidiaries than would be obtainable in a comparable arm's-length transaction with a person not an affiliate. The Company will not be deemed in default of this Section 4.11 in connection with carrying out its obligations pursuant to those agreements or transactions described in the Furnished SEC Documents.

         4.12 Stockholders Rights Plan. Within 30 days after the Closing Date the Board will implement a stockholders rights plan which would be triggered should any investor acquire more than 15% of the Company's outstanding voting securities without the approval of the Board.


                                    ARTICLE 5
                             TRANSFER OF SECURITIES

         The Securities shall not be transferable except upon the conditions specified in this Article 5, which conditions are intended to insure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any such Securities.

         5.1  Restrictive Legend.

                  (a) Unless and until otherwise permitted by this Article 5, each certificate for the Preferred Stock and the Conversion Shares issued to Purchasers or to any subsequent transferee of such Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "These Shares have not been registered under the Securities Act of 1933 and may not be offered for sale, sold, transferred or otherwise disposed of unless registered under such Act or unless an exemption from such registration is available. Further, such transfer is subject to the conditions specified in a Securities Purchase Agreement dated as of June 12, 1998 pursuant to which such shares were issued and sold by LaserSight Incorporated (the "Company"), a copy of which Agreement will be furnished by the Company to the holder hereof upon request and without charge."

                  (b) The Company may order its transfer agent for the Common Stock to stop the transfer of any of the Securities bearing the legend set forth in Subsection (a) of this Section 5.1 until the conditions of this Article 5 with respect to the transfer of such Securities have been satisfied.

         5.2 Notice of Proposed Transfer. If, prior to any transfer or sale of any Securities, Purchaser desiring to effect such transfer or sale shall deliver a written notice to the Company describing briefly the manner of such transfer or sale and a written opinion of counsel for such Purchaser (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such transfer or sale may be effected without the registration of such Securities under the Securities Act, the Company shall thereupon permit or cause its transfer agent to permit such transfer or sale to be effected; provided, however, that if in such written notice the transferring Purchaser represents and warrants to the Company that the transfer or sale is to a purchaser or transferee whom the transferring Purchaser knows or reasonably believes to be a "qualified institutional buyer," as that term is defined in Rule 144A promulgated by the SEC under the Securities Act ("Rule 144A"), no opinion shall be required unless reasonably requested in writing by the Company within five days after receipt of such written notice, in which case such Purchaser shall deliver to Company such a written opinion of counsel.

         5.3  Termination of Restrictions.

                  (a) Notwithstanding the foregoing provisions of this Article 5, the restrictions imposed by this Article 5 upon the transferability of Securities shall terminate as to any particular share of such Securities when
(i) such Security shall have been effectively registered under the Securities Act and sold by Purchaser thereof in accordance with such registration, or (ii) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation have been received from counsel for Purchaser thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company, or (iii) such Security shall have been sold without registration under the Securities Act in compliance with Rule 144, or (iv) the Company is reasonably satisfied that Purchaser of such Security shall, in accordance with the terms of Subsection (k) of Rule 144, be entitled to sell such Security pursuant to such Subsection, or (v) a letter or an order shall have been issued to Purchaser thereof by the staff of the SEC or the SEC stating that no enforcement action shall be recommended by such staff or taken by the SEC, as the case may be, if such Security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or order and such letter or order specifies that no subsequent restrictions on transfer are required.

                  (b) Whenever the restrictions imposed by this Article 5 shall terminate, as hereinabove provided, a Purchaser who then holds any particular Securities then outstanding as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense to such Purchaser, one or more new certificates for such Securities not bearing the restrictive legend set forth in Section 5.1(a) hereof.

         5.4 Compliance with Rule 144 and Rule 144A. At the written request of any Purchaser who proposes to sell any of Securities in compliance with Rule 144, the Company shall furnish to such Purchaser, within 10 days after receipt of such request, a written statement as to whether or not the Company is in compliance with the filing requirements of the SEC as set forth in such Rule. For purposes of effecting compliance with Rule 144A, in connection with any resales of any Securities that hereafter may be effected pursuant to the provisions of Rule 144A, any Purchaser desiring to effect such resale and each prospective institutional purchaser of such shares designated by such Purchaser shall have the right, at any time the Company is not subject to Section 13 or 15(d) of the Securities and Exchange Act, to obtain from the Company, upon the written request of such Purchaser and at the Company's expense the documents specified in Section (d)(4)(i) of Rule 144A, as such rule may be amended from time to time.

         5.5 Non-Applicability of Restrictions on Transfer. Notwithstanding the provisions of Section 5.2 hereof, any record owner of Securities may from time to time transfer all or part of such record owner's Securities (i) to a nominee identified in writing to the Company as being the nominee of or for such record owner, and any nominee of or for a beneficial owner of Securities identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time transfer all or part of the Securities registered in the name of such nominee but held as nominee on behalf of such beneficial owner, to such beneficial owner, (ii) to an Affiliate of such record owner, or (iii) if such record owner is a partnership or limited liability company or the nominee of a partnership or limited liability company, to a partner, member, retired partner or member, or estate of a partner, member or retired partner or member, of such partnership or limited liability company, so long as such transfer is in accordance with the transferee's interest in such partnership or limited liability company and is without consideration; provided, however, that (1) such record owner shall deliver a written notice to the Company describing in reasonable detail the manner of such transfer or sale prior to the consummation of such transfer or sale, (2) each such transferee shall remain subject to all restrictions on the transfer of Securities herein contained, and (3) if reasonably requested in writing by the Company within five days after receipt of such written notice, such record owner shall deliver to the Company such additional information requested by the Company or its counsel (in form and substance satisfactory to the Company and such counsel) that the proposed transfer is within the scope of this Section 5.5 or a written opinion of counsel for such record owner (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such transfer or sale may be effected without the registration of such Securities under the Securities Act.

                                    ARTICLE 6
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Preferred Stock to any Purchaser at the Closing is subject to the satisfaction, as of the Closing Date and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (a) Such Purchaser shall have executed this Agreement and the Ancillary Documents and delivered the same to the Company.

                  (b) Such Purchaser shall have wired same-day funds to the account designated by the Company equal to the applicable portion of the Purchase Price.

                  (c) The aggregate Purchase Price delivered by all of the Purchasers for the Preferred Stock purchased at the Closing shall equal at least $8,000,000.

                  (d) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing.

                  (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                    ARTICLE 7
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

         7.1 The obligation of each Purchaser hereunder to purchase the Preferred Stock to be purchased by it on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

                  (a) The Company shall have executed this Agreement and the Ancillary Documents and delivered the same to Purchasers.

                  (b) The Company shall have delivered to each of the Purchasers duly executed certificates for the Preferred Stock being so purchased by such Purchaser.

                  (c) The Conversion Shares shall be approved for quotation on The NASDAQ Stock Market and trading in the Common Stock shall not have been suspended by The NASDAQ Stock Market or the SEC or other regulatory authority.

                  (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date to the foregoing effect.

                  (e) The Purchasers shall have completed to their satisfaction all business, legal, accounting and financial due diligence with respect to the Company.

                  (f) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (g) Purchasers shall have received the Officer's Certificate described in Section 3.3 dated as of the Closing Date.

                  (h) Purchaser shall have received an opinion of Sonnenschein Nath & Rosenthal, dated as of the Closing Date, in the form attached hereto as Exhibit D.

                  (i) The aggregate Purchase Price delivered by all of the Purchasers for the Preferred Stock purchased at the Closing shall equal $8,000,000.

                  (j) The Company shall have delivered to the Purchasers certificates of good standing of the Company and the subsidiaries which are organized pursuant to the corporate laws of a State within the United States as of a date no earlier than ten days prior to the Closing.

                  (k) The Company shall have delivered to the Purchasers a certificate executed by its secretary certifying (i) a copy of the Company's certificate of incorporation and the by-laws, (ii) resolutions authorizing the execution of this Agreement and the Ancillary Documents, and (iii) incumbency matters.

                  (l) The Certificate of Designation shall have been approved for filling by the Delaware Secretary of State.

                  (m) Purchasers shall have received evidence in a form reasonably satisfactory to Purchasers, that the Company has repaid all amounts owed to Foothill Capital Corporation and has repurchased all outstanding shares of the Company's Series B Convertible Participating Preferred Stock.

                  (n) Without limiting the generality of Section 7.1(d), no Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would reasonably likely to have a Material Adverse Effect.


                                    ARTICLE 8
                          GOVERNING LAW; MISCELLANEOUS

         8.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Delaware General Corporation Law (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York, without giving effect to the principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware or the County of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process upon the Company or any Purchaser mailed by certified mail, return receipt requested, shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. A final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

         8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.5 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

                           If to the Company:

                           LaserSight Incorporated
                           12249 Science Drive
                           Suite 160
                           Orlando, Florida 32826
                           Telecopy: (407) 382-2701
                           Attention: Chief Financial Officer

                                   After June 30, 1998:

                                    LaserSight Incorporated
                                    3300 University Boulevard
                                    Suite 140
                                    Orlando, Florida 32792
                                    Telecopy: (407) 678-9981
                                    Attention: Chief Financial Officer

                           with a copy to:

                           Sonnenschein Nath & Rosenthal
                           One Metropolitan Square
                           Suite 3000
                           St. Louis, Missouri 63102
                           Telecopy: (314) 259-5959
                           Attention: Alan B. Bornstein

                           If to the Purchasers:

                           c/o Dawson Samberg Capital Management, Inc.
                           354 Pequot Avenue, P.O. Box 760
                           Southport, Connecticut 06490
                           Telecopy: (203) 254-3259
                           Attention: Juliet Bakker

                           with a copy to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York  10004-1980
                           Telecopy:  (212) 859-8586
                           Attention: Aryeh Davis

         8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The provisions of this Agreement which are for each of the Purchaser's benefit as a purchaser of holder of Securities are also for the benefit of, and enforceable by, any subsequent holder of such Securities.

         8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.9 Survival. All representations and warranties in this Agreement shall survive the execution and delivery of this Agreement and the Closing. All agreements contained herein shall survive the Closing until, by their respective terms, they are no longer operative.

         8.10 Indemnification.

         (a) The Company shall indemnify and hold harmless each Purchaser, their respective officers, directors, partners, employees, attorneys, agents, representatives, successors and assigns (each a "Purchaser Entity") from any (a) Losses (as defined herein) insofar as such Losses (or actions in respect thereof) incurred or suffered by a Purchaser Entity (whether incurred or suffered directly or indirectly through ownership of capital stock of the Company) arise out of or are based upon or are incurred as a result of (i) the breach or falsity or incorrectness as of the Closing Date of any representation or warranty, covenants or agreements of the Company contained in or made pursuant to this Agreement, or (ii) the existence of any condition, event or fact constituting, or which with notice or passage of time, or both, would constitute a default in the observance of any of the Company's undertakings or covenants hereunder, under the Ancillary Documents or the Company's certificate of incorporation and by-laws. The Company shall also pay all reasonable attorney's and accountant's fees and costs and court costs incurred by any Purchaser in enforcing the indemnification provided for in this Section 8.10. Notwithstanding the foregoing, the Company expressly agrees and acknowledges that the right of indemnification granted herein to each Purchaser of shall not be deemed to be the exclusive remedy available to such Purchaser for any of the matters described in this Section 8.10.

         (b) For purposes of this Section 8.10, "Losses" shall mean each and all of the following items. claims, losses, (including, without limitation, losses of earnings) liabilities, obligations, payments, damages (actual, punitive or consequential), charges, judgments, fines, penalties, amounts paid in settlement; costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts). Any payment (or deemed payment) by the Company to a Purchaser pursuant to this Section 8.10 shall be treated for federal income tax purposes as an adjustment to the price paid by such Purchaser for the Preferred Stock pursuant to this Agreement.

         (c) Within five days after a party seeking  indemnification  under this
Section 8.10 shall become aware of the facts indicating that a claim for indemnification may be warranted, such party shall give to the party from whom indemnification is being sought a claim notice relating to such Losses (a "Claim Notice"). Each Claim Notice shall specify the nature of the claim, the applicable provision(s) of this Agreement or other instrument under which the claim for indemnity arises and, if possible, the amount or the estimated amount thereof.

         8.11 Stamp Tax and Delivery Costs. The Company will pay all stamp and other taxes, if any, which may be payable in respect of the sale or other transfer of the Securities to Purchasers and the issuance thereof to the Purchasers or their nominee, and will save Purchasers harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The Company will also pay all reasonable costs of delivery to Purchasers, or Purchasers' nominee, of the Securities to be purchased by Purchasers or otherwise transferred to Purchasers.

         8.12 Public Filings; Publicity. No party hereto shall make any public statement regarding the transactions contemplated hereby unless the language and timing of such statement has been approved by both the Company and Purchasers. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel; provided, however, that the party making such determination shall immediately notify the other party that it intends to make a public announcement and the parties hereto shall, in good faith, attempt to agree on any public announcements or publicity statements with respect thereto (which approval shall not be unreasonably withheld or delayed).

         8.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.14 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

         8.15 Termination. In the event that the Closing shall not have occurred on or before June 15, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.


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


         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.


            LASERSIGHT INCORPORATED PEQUOT PRIVATE EQUITY FUND, L.P.



By:  /s/ Michael R. Farris          By:  Dawson Samberg Capital Management, Inc.
   ----------------------------          Investment Manager
         Michael R. Farris
         President and CEO          By:    /s/ Amiel Peretz
                                          --------------------------------------
                                    Name:  Amiel Peretz
                                          --------------------------------------
                                    Title: CFO
                                          --------------------------------------


                                    PEQUOT SCOUT FUND, L.P.

                                    By:  Dawson Samberg Capital Management, Inc.
                                         Investment Manager


                                    By:    /s/ Amiel Peretz
                                          --------------------------------------
                                    Name:  Amiel Peretz
                                          --------------------------------------
                                    Title: CFO
                                          --------------------------------------


                                    PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                                    By:    /s/ Amiel Peretz
                                          --------------------------------------
                                    Name:  Amiel Peretz
                                          --------------------------------------
                                    Title: CFO
                                          --------------------------------------






                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT